UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 8, 2024
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TOURMALINE BIO, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40384 (Commission File Number)	83-2377352 (I.R.S. Employer Identification No.)
27 West 24th Street, Suite 702 New York, NY (Address of principal executive offices)	10010 (Zip Code)
Registrant's telephone number, including area code: (646) 481-9832
Not Applicable (Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TRML	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 8, 2024, Tourmaline Bio, Inc. (the “Company”) made available an updated corporate presentation that may be used in connection with presentations at conferences and investor meetings, which can be found on the Company’s website (the “Corporate Presentation”). The Corporate Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

On January 8, 2024, the Company also issued a press release (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information furnished under this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission (the “SEC”) under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof, regardless of any general incorporation language in such a filing, except as otherwise expressly stated in such filing.

Item 8.01 Other Events.

As noted above under Item 7.01, the Company issued the Press Release on January 8, 2024. Key highlights from the Press Release include:

•The Company is planning to commence a pivotal Phase 3 trial for TOUR006, its lead product candidate, in thyroid eye disease (“TED”) in 2024. This second pivotal trial will replace the previously planned TED basket trial and does not impact the Company’s expected cash runway through 2026. Topline data from the ongoing Phase 2b spiriTED trial are expected in the first half of 2025 and data from the planned Phase 3 trial are expected in 2026.
•Alignment has been reached with the U.S. Food & Drug Administration on the clinical development program for atherosclerotic cardiovascular disease (“ASCVD”), including a Phase 2 trial evaluating the reduction of C-reactive protein (CRP), a validated biomarker for inflammation, with quarterly dosing of TOUR006 in patients with elevated cardiovascular risk. This trial is targeted to commence in the first half of 2024, with topline data expected in the first half of 2025. Pending success, the results from the Phase 2 trial are expected to position the Company to be ready in 2025 to commence a pivotal Phase 3 trial in cardiovascular disease.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the timing, initiation and success of ongoing and new clinical trials for TOUR006 in TED and ASCVD; and expectations regarding the sufficiency of the Company’s capital resources and cash runway. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including the uncertainties associated with the Company’s platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; risks related to the inability of the Company to obtain sufficient additional capital to continue to advance its product candidates and its clinical programs; uncertainties in obtaining successful clinical results for the Company’s product candidates and unexpected costs that may result therefrom; risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed by the Company in light of inherent risks and difficulties involved in successfully bringing product candidates to market; the impacts of general macroeconomic and geopolitical conditions, rising inflation, and uncertain credit and financial markets on the Company’s business, clinical trials, and financial position; and other risks and uncertainties described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, which is on file with the SEC; and risks described in other filings that the Company makes with the SEC in the future. Any forward-looking statements contained in this Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Corporate Presentation dated January 8, 2024
99.2	Press Release dated January 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOURMALINE BIO, INC.

Date: January 8, 2024	By:	/s/ Ryan Robinson
	Name:	Ryan Robinson
	Title:	Interim Chief Financial Officer, Vice President, Finance and Controller